                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 20, 2004

                             HAWAIIAN HOLDINGS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    DELAWARE                   1-31443                  71-0879698
(STATE OR OTHER       (COMMISSION FILE NUMBER)       (I.R.S. EMPLOYER
JURISDICTION OF                                    IDENTIFICATION NUMBER)
INCORPORATION
OR ORGANIZATION)

                             12730 HIGH BLUFF DRIVE
                                    SUITE 180
                               SAN DIEGO, CA 92130
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (858) 523-0171

ITEM 8.01.    Other Events.

         As previously disclosed in the Registrant's Current Report on Form 8-K filed on March 21, 2003, the Registrant's Form 12b-25 filed on March 21, 2003, and the Registrant's Form 12b-25 filed on April 30, 2003, on March 21, 2003
Hawaiian Airlines, Inc. ("Hawaiian Airlines"), the sole operating subsidiary of the Registrant, filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Chapter 11 Filing") in the United
States Bankruptcy Court for the District of Hawaii (the "Bankruptcy Court")
(Case No. 03-00827).

         On August 20, 2004, Hawaiian Airlines filed its unaudited Monthly
Operating Report for the month of July 2004 (the "Operating Report") with the
Bankruptcy Court. Pursuant to the Registrant's disclosure contained in the
Registrant's Form 12b-25 that was filed on August 14, 2003, the Registrant is furnishing the Operating Report as an exhibit to this Form 8-K. Exhibit 99.1 to this Current Report on Form 8-K contains a copy of the Operating Report as filed with the Bankruptcy Court. The Operating Report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities
Act of 1933, as amended, except as shall be expressly set forth in such filing.

         THE OPERATING REPORT HAS NOT BEEN PREPARED BY THE REGISTRANT OR
REVIEWED BY THE REGISTRANT PRIOR TO ITS SUBMISSION TO THE BANKRUPTCY COURT,
CONTAINS FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT HAVE NOT BEEN
AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS, IS NOT PRESENTED IN ACCORDANCE
WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, AND MAY BE SUBJECT TO FUTURE
RECONCILIATION OR ADJUSTMENTS. THE REGISTRANT OBTAINED THE OPERATING REPORT FROM
COUNSEL TO HAWAIIAN AIRLINES AS SUCH COUNSEL INDICATED SUCH REPORT HAD BEEN
FILED WITH THE BANKRUPTCY COURT. THE REGISTRANT HAS NO MEANS TO INDEPENDENTLY
VERIFY THE INFORMATION CONTAINED IN THE OPERATING REPORT. THE OPERATING REPORT
MAY ALSO CONTAIN INFORMATION FOR PERIODS THAT ARE SHORTER OR OTHERWISE DIFFERENT
FROM THOSE CONTAINED IN THE REGISTRANT'S REPORTS REQUIRED TO BE MADE PURSUANT TO
THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE REGISTRANT MAKES NO
REPRESENTATIONS OR WARRANTIES WHATSOEVER AS TO ANY OF THE INFORMATION CONTAINED
IN THE OPERATING REPORT. FOR THESE REASONS, THE REGISTRANT CAUTIONS READERS NOT
TO PLACE UNDUE RELIANCE UPON THE INFORMATION CONTAINED IN THE OPERATING REPORT.
THE OPERATING REPORT IS BEING PROVIDED SOLELY FOR INFORMATION PURPOSES.

         This current report on Form 8-K contains "forward-looking statements"
within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the current views of the Registrant with respect to certain current and future events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the operations and business environments of the Registrant and
Hawaiian Airlines that may cause the actual results of the Registrant and
Hawaiian Airlines to be materially different from any future results, expressed or implied, in such forward-looking statements. Factors

                                      -2-

that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the
Registrant and Hawaiian Airlines to continue as a going concern; the ability of
Hawaiian Airlines to obtain court approval with respect to motions in the
Chapter 11 proceeding prosecuted by it from time to time; the ability of
Hawaiian Airlines to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 case; risks associated with third parties seeking to propose and confirm one or more plans of reorganization with respect to the Chapter 11 case; risks associated with the appointment of a Chapter 11 trustee and the ability of the Chapter 11 trustee to successfully manage the day-to-day operations of Hawaiian Airlines; risks associated with the Chapter 11 trustee or third parties seeking to convert the case to a Chapter 7 case; the ability of Hawaiian Airlines to obtain and maintain normal terms with vendors and service providers; the ability of
Hawaiian Airlines to maintain contracts that are critical to its operations; the potential adverse impact of the Chapter 11 case on the liquidity or results of operations of the Registrant and Hawaiian Airlines; the ability of Hawaiian
Airlines to fund and execute its business plan; the ability of the Registrant and Hawaiian Airlines to attract, motivate and/or retain key executives and associates; the ability of Hawaiian Airlines to attract and retain customers;
demand for transportation in the markets in which Hawaiian Airlines operates;
economic conditions; the effects of any hostilities or act of war (in the Middle
East or elsewhere) or any terrorist attack; labor costs; financing costs; the cost and availability of aircraft insurance; aviation fuel costs;
security-related costs; competitive pressures on pricing (particularly from lower-cost competitors); weather conditions; government legislation and regulation; consumer perceptions of the products of Hawaiian Airlines; and other risks and uncertainties set forth from time to time in the Registrant's reports to the U.S. Securities and Exchange Commission.

         Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the various pre-petition liabilities of Hawaiian Airlines and the common stock and/or other equity securities of the Registrant. No assurances can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies, and it is possible that Hawaiian Airline's equity will be restructured in a manner that will substantially reduce or eliminate any remaining value in Hawaiian Airline's equity and, therefore, in the Registrant's equity. In addition, other factors may also affect the liquidity and value of the Registrant's securities. Such factors include: uncertainty as to whether, or for how long the Registrant's securities will continue to be listed or traded on
Amex, and the uncertainty whether, should the Registrant's securities cease to be listed or traded on Amex, a comparable or substitute trading medium can be found. Accordingly, the Registrant urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.

ITEM 9.01.        Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.

     Not Applicable/None

(b)  Pro Forma Financial Information.

                                      -3-

     Not Applicable/None

     Exhibits.

      Exhibit Number                   Document Description
      --------------                   --------------------
           99.1                        Hawaiian Airlines, Inc. Monthly Operating
                                       Report, dated August 20, 2004, to the
                                       Bankruptcy Court for the period ending
                                       July 31, 2004.

                                      -4-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   August 30, 2004

                                            HAWAIIAN HOLDINGS, INC.

                                            By:     /s/ Randall L. Jenson
                                                     Randall L. Jenson
                                                     Vice President
                                                     and Chief Financial Officer

                                      -5-

EXHIBIT INDEX

Exhibit No.
-----------
99.1                Hawaiian Airlines, Inc. Monthly Operating Report dated
                    August 20, 2004, to the Bankruptcy Court for the period
                    ending July 31, 2004.

                                      -6-

                            HAWAIIAN AIRLINES, INC.

                                    JULY 2004

                              FINANCIAL INFORMATION

                             HAWAIIAN AIRLINES, INC.
                  CONDENSED STATEMENT OF OPERATIONS (UNAUDITED)

(Actual amounts in thousands)

                                                               ONE MONTH ENDED               SEVEN MONTHS ENDED
                                                                   JULY 31,                         JULY 31,
                                                          --------------------------     ------------------------------
                                                                    2004                             2004
                                                          --------------------------     ------------------------------
Operating Revenues:

  Passenger........................................                  $ 73,005                       $ 413,539
  Charter..........................................                       395                           3,451
  Cargo............................................                     3,075                          17,745
  Other............................................                     4,224                          22,903
                                                          --------------------------     ------------------------------
    Total..........................................                    80,699                         457,638
                                                          --------------------------     ------------------------------

OPERATING EXPENSES:
  Wages and benefits...............................                    20,028                         135,080
  Aircraft fuel, including taxes and oil...........                    11,855                          71,691
  Maintenance materials and repairs................                     4,604                          29,073
  Aircraft rent....................................                     8,939                          62,172
  Other rental and landing fees....................                     2,155                          14,154
  Sales commissions................................                       477                           2,552
  Depreciation and amortization....................                       621                           4,235
  Other............................................                    13,450                          84,677
                                                          --------------------------     ------------------------------
    Total..........................................                    62,129                         403,634
                                                          --------------------------     ------------------------------

OPERATING INCOME...................................                    18,570                          54,004
                                                          --------------------------     ------------------------------

NONOPERATING INCOME (EXPENSE):
  Reorganization items, net........................                    (1,303)                         (8,341)
  Interest and amortization of debt expense........                       (24)                           (135)
  Gain (loss) on disposition of equipment..........                       -                               (36)
  Other, net.......................................                        75                              25
                                                          --------------------------     ------------------------------
    Total..........................................                    (1,252)                         (8,487)
                                                          --------------------------     ------------------------------

NET INCOME BEFORE TAXES............................                    17,318                          45,517

INCOME TAXES:
  Income tax expense...............................                    (7,187)                        (19,876)
                                                          --------------------------     ------------------------------

NET INCOME ........................................                  $ 10,131                         $25,641
                                                          ==========================     ==============================

                             HAWAIIAN AIRLINES, INC.
                       CONDENSED BALANCE SHEET (UNAUDITED)

(Actual amounts in thousands)                                         JULY 31,
                                                                        2004
                                                                      --------

ASSETS
Current Assets:
  Cash and cash equivalents........................................   $ 141,934
  Restricted cash..................................................      74,539
  Accounts receivable..............................................      43,265
  Inventories......................................................       9,768
  Prepaid expenses and other.......................................      20,189
                                                                         ------
    Total current assets...........................................     289,695
                                                                        -------

Noncurrent Assets:
  Property and equipment, less accumulated depreciation............      46,957
  Reorganization value in excess of identifiable assets............      28,320
  Other assets.....................................................      48,138
                                                                         ------
    Total noncurrent assets........................................     123,415
                                                                        -------

        Total Assets...............................................   $ 413,110
                                                                      =========

LIABILITY AND SHAREHOLDERS' DEFICIT

Current Liabilities:
  Current portion of long-term debt................................   $     12
  Accounts payable.................................................     66,014
  Accrued liabilities..............................................     55,144
  Air traffic liability............................................    151,698
                                                                       -------
    Total current liabilities......................................    272,868
                                                                       -------

Noncurrent Liabilities:
  Long-term debt...................................................         38
  Other liabilities and deferred credits...........................    189,056
                                                                       -------
    Total noncurrent liabilities...................................    189,094
                                                                       -------
    Total Liabilities..............................................    461,962
                                                                       -------
Liabilities Subject to Compromise..................................    133,389
                                                                       -------

Shareholders' Deficit:
  Common and special preferred stock...............................        285
  Capital in excess of par value...................................     60,077
  Notes receivable from optionholders..............................       (211)
  Minimum pension liability adjustment ............................   (112,255)
  Accumulated deficit..............................................   (130,137)
                                                                      --------
    Shareholders' Deficit..........................................   (182,241)
                                                                      --------

        Total Liabilities and Shareholders' Deficit................   $ 413,110
                                                                      =========

                                                                                       ONE MONTH            SEVEN MONTHS

                                                                                         ENDED                  ENDED

                                                                                        JULY 31,              JULY 31,

                                                                                         2004                   2004
                                                                                      ------------          ------------

CASH FLOWS FROM OPERATING ACTIVITIES:

       Net Income..................................................................     $ 10,131             $ 25,641
       Adjustments to reconcile net income to net cash provided
        by operating activities before reorganization activities:
             Reorganization items, net ............................................        1,303                8,341
             Depreciation .........................................................          610                4,010
             Amortization .........................................................           11                  225
             Net periodic postretirement benefit cost .............................          374                2,618
             Loss on disposition of property and equipment ........................            -                   36
             Decrease (increase) in restricted cash ...............................       13,258              (21,773)
             Increase in accounts receivable ......................................         (857)              (6,363)
             Decrease (increase) in inventory .....................................        2,256                 (216)
             Decrease (increase) in prepaid expenses and other ....................       (2,174)                 485
             Increase in accounts payable .........................................        3,266               11,861
             Increase (decrease) in air traffic liability..........................      (10,252)              51,525
             Increase (decrease) in accrued liabilities ...........................        1,895               (2,443)
             Other, net ...........................................................        4,168               (6,613)
                                                                                        --------             --------

                  Net cash provided by operating activities
                   before reorganization activities................................       23,989               67,334
                                                                                        --------             --------
       Reorganization activities:

             Professional fees paid................................................       (1,491)             (10,034)

             Interest on accumulated cash balances.................................          188                1,384
                                                                                        --------             --------
                  Net cash used by reorganization activities.......................       (1,303)              (8,650)
                                                                                        --------             --------

                  Net cash provided by operating activities........................       22,686               58,684
                                                                                        --------             --------

CASH FLOWS FROM INVESTING ACTIVITIES:

       Purchases of property and equipment ........................................       (1,100)              (5,237)
                                                                                          ------               ------
                  Net cash used in investing activities ...........................       (1,100)              (5,237)
                                                                                          ------               ------

CASH FLOWS FROM FINANCING ACTIVITIES:

       Proceeds from optionholders notes receivable ...............................            -                1,349
       Proceeds from issuance of debt .............................................            -                   52
       Repayment of debt ..........................................................           (4)                 (23)
       Principal payments under capital lease obligation ..........................          (89)                (619)
                                                                                        --------             --------
                  Net cash provided by (used in) financing activities .............          (93)                 759
                                                                                        --------             --------
                  Net increase in cash and cash equivalents .......................       21,493               54,206
                                                                                        --------             --------
Cash and Cash Equivalents - Beginning of Period ...................................      120,441               87,728
                                                                                        --------             --------
Cash and Cash Equivalents - End of Period .........................................    $ 141,934            $ 141,934
                                                                                       =========            =========

                             HAWAIIAN AIRLINES, INC.
                   TRAFFIC STATISTICS (SCHEDULED AND CHARTER)

(Unaudited)

                                                           JULY
                                                           2004
                                                       ------------

SCHEDULED  TOTAL

                                PAX                        531,681
                                RPMS                   576,446,176
                                ASMS                   652,798,856
                                LF                           88.3%

CHARTER
                                PAX                          2,280
                                RPMS                     6,331,560
                                ASMS                     7,236,862
                                LF                           87.5%

SYSTEM TOTAL (INCLUDES CHARTERS)

                     REV PAX                               533,961
                     RPMS (000)                            582,778
                     ASMS (000)                            660,036
                     CARGO/MAIL TON MI                   7,687,905
                     LOAD FACTOR (%)                         88.3%